                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12


                            GLOBAL ENERGY GROUP, INC.
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

i                 Title of each class of securities to which transaction
         applies:

         ----------------------------------------------------------------------

ii                Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

iii               Per unit price or other underlying value of transaction
         computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         ----------------------------------------------------------------------

iv                Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

5)                Total fee paid:

         ----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1.         Amount Previously Paid:

         ---------------------------------------------

2.         Form, Schedule or Registration Statement No.:

         ---------------------------------------------

3.         Filing Party:

         ---------------------------------------------

4.         Date Filed:

         ---------------------------------------------

                            GLOBAL ENERGY GROUP, INC.
                                2346 Success Dr.
                              Odessa, Florida 33556
                                           , 2002
                               ------------

TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2002 Annual Meeting of Stockholders, which will be held at the offices of the company at 2346 Success Dr. Odessa, Florida 33556 on 19th day, November, 2002 at 8:00 a.m., local time.

We believe that the company's offices will be an excellent venue for our first Annual Meeting of Stockholders since we became a publicly-traded company. I look forward to this opportunity to better acquaint you with our company, our directors and officers, our achievements and our exciting plans for the future.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. That way, your shares will be voted as you direct even if you can't attend the meeting.



                                 JOSEPH H. RICHARDSON



                                 Chief Executive Officer and
                                 Chairman of the Board

                            GLOBAL ENERGY GROUP, INC.
                                2346 Success Dr.
                              Odessa, Florida 33556

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ____________, 2002

To the Stockholders of
GLOBAL ENERGY GROUP, INC.:


TIME
8:00 a.m., Local Time, on _____day, ____________, 2002

PLACE
At the company's offices at 2346 Success Dr. Odessa, Florida 33556

ITEMS OF BUSINESS

         1. To approve an amendment to the company's Certificate of Incorporation to provide for a classified Board of Directors;

         2. To approve and ratify the adoption of the company's 2001 Equity Incentive Plan, as amended;

         3.       To elect directors;

         4. To ratify the appointment of the company's independent accounting firm; and

         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE

You can vote if you were a stockholder of record on September 23, 2002.

ANNUAL REPORT

Our 2001 Annual Report to Stockholders, which is not a part of this proxy statement or any proxy soliciting material, is enclosed.

PROXY VOTING

It is important that your shares be represented and voted at the Annual Meeting. Please vote by dating, signing and mailing the enclosed proxy card promptly in the enclosed postage paid pre-addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                            By Order of the Board of Directors,


                                            PETER E. TOOMEY, Chief Financial
                                            Officer
             , 2002
-------------

                            GLOBAL ENERGY GROUP, INC.
                                2346 Success Dr.
                              Odessa, Florida 33556


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD             , 2002
                                     ------------

To the Stockholders of                                           , 2002
Global Energy Group, Inc.                           -------------

These proxy materials are delivered in connection with the solicitation by the Board of Directors of Global Energy Group, Inc. ("Global," the "company," "we," or "us"), a Delaware corporation, of proxies to be voted at our 2002 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on ____________, 2002, beginning at 8:00 a.m., local time. The Annual Meeting will be held at the company's offices at 2346 Success Dr. Odessa, Florida 33556. Stockholders will be admitted beginning at 7:30 a.m.

It is important that your proxy be returned promptly to avoid unnecessary expense to the company. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares of stock you own, please date, sign and return the enclosed proxy promptly.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE MEETING?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including 1) the approval of the proposed Second Amendment to our Certificate of Incorporation to provide for a classified board of directors, 2) the approval and ratification of the adoption of our 2001 Equity Incentive Plan, as amended; 3) the election of directors, 4) the approval of our company's independent accounting firm and 5) the transaction of such other business as may properly come before the meeting. In addition, our management will report on our performance during 2001 and respond to questions from stockholders.

WHEN ARE THESE MATERIALS BEING MAILED?

This Proxy Statement, form of proxy and voting instructions are being mailed starting on approximately ______________, 2002.

WHO IS ENTITLED TO VOTE?

Only stockholders of record at the close of business on the record date, September 23, 2002, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting (or any adjournment or postponement thereof) the shares of common stock that they held on the record date. As of that date, there were 13,186,639 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting. Shares of common stock, par value $.001 per share (the "Common Stock"), are the only outstanding voting securities of the company.

WHAT CONSTITUTES A QUORUM?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting, but will not be counted for any other purpose. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions as to that item from the beneficial owner.

HOW DO I VOTE?

If you complete and properly sign the accompanying proxy card and return it to our transfer agent, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote at the Annual Meeting either by delivering your completed proxy card in person or by voting instead by ballot. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

No, you must vote by completing and returning the enclosed proxy card in the enclosed postage paid pre-addressed envelope, or by voting in person at the meeting. Global has not established procedures to allow telephone or electronic voting, but we may do so for future stockholder meetings if we determine that the added convenience to our stockholders would justify the additional costs to the Company associated with these voting methods.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy, you may revoke the proxy and you may change your vote at any time before the proxy is exercised by filing with the Secretary of Global either a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares in person. No such notice of revocation or later dated proxy, however, will be effective until received by us at or prior to the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

IF I SUBMIT A PROXY, HOW WILL MY SHARES BE VOTED?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

The Board's recommendations are set forth, together with the description of each item, in this proxy statement. In summary, the Board recommends a vote:

         - FOR approval of the amendment to the company's Certificate of Incorporation to provide for a classified board of directors (see page __);

         - FOR approval and ratification of the adoption of the company's 2001 Equity Incentive Plan, as amended (see page __);

         -        FOR election of the nominees for director positions (see page
                  __);

         - FOR ratification of the company's independent accounting firm (see page __);

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this proxy statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

In connection with the discussion below, you should be aware that we have entered into an agreement with certain of our shareholders that should assure that the proposals regarding amendment of our certificate of incorporation and election of directors being considered at the Annual Meeting are approved by our shareholders. That agreement is described on page ___ under the heading "Control Persons" and in footnote 1 to the table on page ___.

Approval of amendment to certificate of incorporation. The affirmative vote of a majority of the shares of outstanding Common Stock of the company entitled to vote is required for approval of the Second Amendment to the Certificate of Incorporation. A properly executed proxy marked "ABSTAIN" with respect to the Second Amendment will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Approval of Equity Incentive plan. The affirmative vote of a majority of the shares of outstanding Common Stock of the company entitled to vote is required for approval and ratification of the adoption of our 2001 Equity Incentive Plan, as amended. A properly executed proxy marked

"ABSTAIN" with respect to this proposal will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Election of directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Ratification of the independent certified public accountants. For ratification of the CPA firm, the item will be approved if a majority of the votes cast on the matter are affirmative.

Other items. For each other item, the item will be approved if a majority of the votes cast on the matter are affirmative. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

HOW WILL VOTES BE COUNTED?

All votes will be tabulated by employees of Holladay Stock Transfer Company, our transfer agent for the Common Stock, whose representatives will serve as one or more of the inspectors of election. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

WHO IS PAYING FOR THE PREPARATION AND MAILING OF THE PROXY MATERIALS AND HOW WILL SOLICITATIONS BE MADE?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail, electronic transmission, facsimile transmission or telegram. The company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to stockholders and the company will reimburse such institutions for their out-of-pocket expenses.


            PROPOSAL NO. 1 - APPROVAL OF THE SECOND AMENDMENT TO OUR
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

The Board of Directors has unanimously approved and recommended for stockholder approval the Second Amendment to our Amended and Restated Certificate of Incorporation, the text of which is set forth in Exhibit A to this Proxy Statement (the "Second Amendment"), to create a classified Board of Directors and make certain related changes. Under Delaware law, the amendment would become effective upon stockholder approval and upon filing the Second Amendment with the Secretary of State of the State of Delaware. The background, reasons and effects of the proposal are set forth below, followed by a more detailed description of the proposal and how it would operate.

THE PROPOSAL

Summary. We believe that Global may be vulnerable to certain tactics - such as the accumulation of substantial voting blocks of our stock as a prelude to an attempt to gain control of the company or to effect significant corporate restructuring, a proxy fight and other similar devices - which have become relatively more common in recent years. For the reasons discussed below, the Board of Directors believes that such tactics can be highly disruptive to the operation of a company and can result in dissimilar and unfair treatment of a company's stockholders. This proposal is being submitted to help protect Global from these kinds of tactics, but not in response to any pending or threatened attempt to acquire control of Global. Rather, the proposal is being submitted in order to help ensure that the company is adequately prepared for any such activities that might arise in the future.

The Second Amendment provides that, at the 2002 Annual Meeting, our Board of Directors will be divided into three classes (denominated Class I, Class II and Class III), which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively. Thus, the term of office of the Class I Directors will expire at the year 2003 Annual Meeting of Stockholders, the term of office of the Class II Directors will expire at the year 2004 Annual Meeting of Stockholders, and the term of office of the Class III Directors will expire at the year 2005 Annual Meeting of Stockholders. Thereafter, the successors to each class of directors shall be elected for three-year terms. If this proposal is not approved by the stockholders, the directors will be elected to serve for a term of one year and until their successors are elected and qualified.

Under Delaware law, a director of a corporation with a classified board of directors may be removed by the stockholders only "for cause" unless the corporation's certificate of incorporation provides otherwise (ours does not). The Second Amendment would also provide that directors may be removed during their terms only "for cause," and only by affirmative vote of at least 50 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class. In this context, the term "for cause" is not defined by statute.

Under the Second Amendment, the number of directors may be fixed or changed by the Board of Directors. If the number of directors is changed, any increase or decrease shall be apportioned among each class so as to keep the number of directors in each class as nearly equal as possible. No decrease in the number of directors may shorten the term of any incumbent.

The Second Amendment also provides that if a vacancy occurs during the term of any director, including any vacancy occurring because of the Board of Directors' creation of an additional director position or positions, the majority of the remaining directors then in office will fill the vacancy, and the director so appointed will hold office until the next election of the class to which he or she was appointed.

If the Second Amendment is approved, because only one of the three classes of a classified Board of Directors will be elected annually, at least two annual stockholders' meetings, instead of one, will be required to effect a change in control of the Board of Directors through the normal election processes. The Second Amendment and related changes would require a person seeking to acquire control of Global to wait up to two years to obtain control of the Board of Directors, even though that person has acquired ownership of a majority or controlling minority interest in the company.

The Second Amendment and related changes, of course, would affect all stockholders, not just those seeking to acquire control of the company, in the following ways: (1) because at least two annual meetings will be required to change majority control on the Board of Directors, the Second Amendment would tend to perpetuate present management and (2) the Second Amendment may tend to discourage accumulations of large blocks of stock by reducing the control effect of such blocks, thus reducing temporary fluctuations in market price that could be caused by such accumulations.

Advantages of proposal. Classification of the Board of Directors will promote continuity and stability in the company's management and policies since a majority of the company's directors at any given time will have prior experience with the company. The Board of Directors further believes that such continuity and stability will facilitate long-range planning and will have a beneficial effect on employee loyalty and customer confidence. Currently, the entire Board of Directors must stand for election each year. Accordingly, it is possible that all or a majority of the current directors could be replaced at any given Annual Meeting. If this proposal is approved, the Board of Directors will be divided into three classes effective with the 2002 Annual Meeting, only one of which will stand for election at each Annual Meeting thereafter.

The Second Amendment is also intended to encourage persons seeking to acquire control of Global to initiate such an acquisition through arm's length negotiations with our Board of Directors. If the Board of Directors is presented with a proposal from a third party that has acquired a substantial block of our Common Stock, the directors will be able to evaluate the proposal and study alternative proposals without the imminent threat of removal. This will help ensure that the best price is obtained in any acquisition transaction that may ultimately be consummated.

Disadvantages of proposal. Adoption of the Second Amendment may have the effect of delaying, deferring or preventing a change of control that some or even a majority of our stockholders believe to be in their best interest, and may make removal of management more difficult even if such removal would be beneficial to stockholders generally.

The provisions for electing only one out of three classes of the Board of Directors each year, rather than the entire Board of Directors, will be applicable to every annual election of directors, and not just to any election occurring after a change in control of Global. A classified Board of Directors could delay stockholders who do not like the policies of the Board of Directors from removing a majority of the Board of Directors for up to two years.

Not all takeovers or changes in control of the Board of Directors that are proposed and effected without prior consultation and negotiation with the incumbent Board of Directors are necessarily detrimental to the company and its stockholders. However, the Board of Directors believes that the benefits of enhanced board continuity and protection of Global's ability to negotiate with the proponent of an unfriendly or unsolicited proposal outweigh the disadvantages associated with the Second Amendment.

RELATIONSHIP OF THE SECOND AMENDMENT TO CERTAIN PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS

The Certificate of Incorporation authorizes the issuance of up to 50,000,000 shares of Common Stock, not all of which have been issued or reserved for issuance. This authorized and available Common Stock could be issued by the company and used to discourage a change in control of the company. For example, the company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the bylaws or certain provisions of the Certificate of Incorporation would not receive the required vote.

The Certificate of Incorporation also authorizes the issuance of up to 50,000,000 shares of Preferred Stock, in one or more series, all of which are currently available for future issuance. The Board of Directors is authorized, without any further action by the stockholders, to determine the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, liquidation preferences, sinking fund terms and other rights, preferences, privileges and restrictions of any series and the designation thereof. The Board of Directors may, without stockholder approval, issue Preferred Stock with rights and privileges which could, among other things, have the effect of delaying, deferring or preventing a change in control of the company. The company has no present plans to issue any shares of Preferred Stock.

The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the Second Amendment to provide for a classified Board of Directors. The persons named in the enclosed form of proxy intend, unless otherwise directed, to vote such proxy "FOR" the Second Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SECOND AMENDMENT, WHICH IS PROPOSAL NO. 1 ON YOUR PROXY CARD.


                                PROPOSAL NO. 2 -
                    APPROVAL AND RATIFICATION OF ADOPTION OF
                   THE 2001 EQUITY INCENTIVE PLAN, AS AMENDED

BACKGROUND

We adopted our 2001 Equity Incentive Plan to help enable us to attract and retain executive officers, other key employees, directors, and consultants. A copy of the Plan, as originally adopted, is attached as Exhibit B. The Plan was approved by our stockholders in October 2001. Our Board of Directors subsequently determined that the Plan had been intended to offer the company additional flexibility in the use of incentive compensation, beyond the Plan's original terms as written. Accordingly, the Board approved the First Amendment to the Plan, effective retroactively to October 31, 2001. The text of the amendment is attached as Exhibit C.

Although the Plan as originally adopted was approved by our stockholders, the First Amendment to the Plan was not. In addition, the prior approval of the Plan by our stockholders did not clearly reflect the relationship between the number of shares of Common Stock covered by the Plan in relation to a one-for-twenty reverse stock split effected in October 2001, so the number of shares subject to the Plan is not completely clear. Accordingly, we are seeking the approval and ratification by our stockholders of the 2001 Equity Incentive Plan, as amended and as currently in effect.

SUMMARY OF THE PLAN

Under the Plan, incentive options, nonqualified options, stock appreciation rights, stock awards, restricted stock awards, performance stock awards, or any combination thereof (collectively, the "Awards") may be granted to eligible individuals. The Plan is administered by the Board of Directors.

The Board of Directors may grant Awards to any person who is an employee, director or consultant of Global or any of its subsidiaries. Global currently has approximately ten employees who would be eligible for grants under the Plan. The Board of Directors may grant Awards to non-employee directors, of which there are currently two persons eligible for awards under the Plan. Any individual who has been granted an Award (a "Participant") is bound by the terms of the plan as well as the terms and conditions of the specific agreement issued in connection with the grant of the Award. We will not receive any consideration for the granting of any Awards under the Plan other than the services rendered to us by the employee, director or consultant.

Up to 3,00,000 shares of Common Stock may be issued upon exercise of Awards under the Plan (after giving effect to a one-for-twenty reverse stock split effected in October 2001). Subject to certain limitations, the Board of Directors may amend the Plan (or suspend or discontinue it) without stockholder approval. However, no amendment may adversely affect any then outstanding Award.

PLAN BENEFITS

All Global employees are eligible to receive Awards under the Plan, but no determination has been made to issue any particular Award to any person at any time in the future. The nature, timing and amounts of any future awards and the benefits thereof are not known and cannot be determined at this time because such awards are within the discretion of the Board of Directors. Additional information regarding Awards under the Plan is included under Executive Compensation beginning on page ___.

TYPES OF AWARDS UNDER THE PLAN


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

Set forth below is a summary of the principal kinds of Awards that can be granted under the Plan and the expected usual terms of such Awards. However, the Board of Directors generally has broad discretion to grant Awards on terms other than as described below, subject only to any limitations under the Plan or under applicable law.

Stock Options. Generally, options to purchase shares of our Common Stock may become exercisable at any time. However, options and SARs will expire ten years after the date of grant. Subject to limitations set forth in the Plan, the vesting of options is determined at the time of grant in the discretion of the Board of Directors. The Board of Directors may in its own discretion accelerate the period during which an option vests.

Generally, an individual may not transfer any option granted under the Plan, although, in some circumstances after the individual's death, the individual's personal representative may exercise the option.

For federal income tax purposes, a stock option may be classified as either an incentive stock option ("ISO") or a non-qualified stock option ("NSO"), as further described below. The Board of Directors may determine whether options granted under the Plan will be ISOs or NSOs. No stock option issued under the Plan may be treated for tax purposes as an ISO unless the Plan is approved by the stockholders at the Annual Meeting.

The exercise price of each option will generally be set by the Board of Directors. The exercise price of any ISO may not be less than the fair market value of our Common Stock on the date of grant, but the option price of certain NSOs may be less than the fair market value of our Common Stock on the date of grant. On September 30, 2002, the last sale price of our Common Stock on the over the counter bulletin board was $2.05.

Stock Appreciation Rights. A Stock Appreciation Right ("SAR") award entitles the recipient, upon exercise, to receive the difference between the fair market value of a share of common stock on the grant date and the fair market value of a share of common stock on the exercise date.

Stock Awards; Restricted Stock Awards. "Restricted Stock" refers to shares of Common Stock awarded subject to the fulfillment of certain performance or other conditions. When the conditions are fulfilled, the shares are delivered free and clear of all restrictions. Awards may be issued subject to any restrictions or conditions. "Stock Awards" refers to shares of Common Stock which are not Restricted Stock and not subject to any conditions or restrictions. The Plan as originally adopted authorized awards of Restricted Stock but not Stock Awards. The First Amendment to the Plan authorized the issuance of Stock Awards, so that shares of Common Stock may be awarded under the Plan either with or without restriction.

Performance Stock Awards. A Performance Stock Award entitles the recipient, upon achievement of a time or price/time goal or a performance goal established by the Board of Directors to receive cash and/or shares of Common Stock based on the market value, book value, net profits, or other measure of the value of our Common Stock on a specified date or over a period of time. Performance Stock Awards may also be valued by reference to the performance of a Global subsidiary or division, or to the performance of particular individuals.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION GRANTS

Participants in the Plan generally have tax consequences associated with stock option grants. As indicated above, for federal income tax purposes, a stock option may be classified as either an ISO or NSO. Generally, no taxable income is recognized by the optionee at the time either an ISO or NSO is granted. On the date of exercise, (i) the holder of an NSO recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, but (ii) the holder of an ISO does not recognize income and the company does not receive a tax deduction, although the difference between the exercise price and the market price of the Common Stock may be subject to the alternative minimum tax. Upon disposition of the shares acquired, an optionee generally recognizes appreciation or depreciation on the shares as either short-term or long-term capital gain or loss depending on how long the shares have been held. There are holding period, exercise price and other requirements applicable to ISOs that do not apply to NSOs. ISOs cannot be granted under a stock option plan unless the plan is approved by our stockholders.

Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation in excess of $1,000,000 paid to certain executive officers. The Plan has been designed such that, if the Plan is approved by the Company's stockholders, the plan should meet the requirements of Section 162(m), so that the compensation expense associated with Awards would be deductible for grants to executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE 2001 EQUITY INCENTIVE PLAN, AS AMENDED, WHICH IS PROPOSAL NO. 2 ON YOUR PROXY CARD.

Failure of the stockholders to approve and ratify the adoption of the Plan, as amended, will not limit or otherwise affect the effectiveness of the Plan. However, failure of the stockholders to approve and ratify the Plan may limit our ability to issue ISOs because ISOs may be issued only under a plan that has been approved by shareholders. In that case, we would proceed to adopt a substitute plan and would then seek shareholder approval of that plan. Our Board of Directors is permitted to adopt a similar plan without shareholder approval.


                                PROPOSAL NO. 3 -
                              ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected. Presently, all directors are elected annually for one year terms. If Proposal No. 1 is adopted, then, to establish the classified terms contemplated by the Second Amendment to our Certificate of Incorporation, there will be elected at the Annual Meeting one Class I director to serve an initial one year term, one Class II director to serve an initial two year term, and two Class III directors to serve an initial three year term (or, in all cases, until their successors have been elected and qualified). As the term of each director expires, his or her successor will be elected to a three year term. If Proposal No. 1 is not approved each director elected will serve a one year term as director until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. The Board of Directors has nominated the following named persons to stand for election at the 2002 Annual Meeting of Stockholders.

Each of the proposed nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees shall be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed form of proxy intend, unless otherwise directed, to vote such proxy "FOR" the election of the nominees listed below. The nominees that receive a plurality of the votes cast by the shares entitled to vote at the Annual Meeting shall be elected as the directors.

DIRECTORS STANDING FOR ELECTION

The following discussion sets forth certain information with respect to the nominees.

         Joseph H. Richardson. (Class III) Mr. Richardson was elected as President and Chief Executive Officer and Chairman of the Board of Directors on March 30, 2002. Prior to his association with Global, Mr. Richardson was employed by Florida Progress Corporation for close to twenty-five years. Florida Progress Corporation was a NYSE-listed, Fortune-500 company. Throughout that period, Mr. Richardson served in a variety of positions at both Florida Progress and its principal subsidiary, Florida Power Corporation. Mr. Richardson served as President of Florida Power Corporation from April 1996 through November 2000, at which time both companies were acquired by Carolina Power & Light Company. Mr. Richardson earned a BA degree in Economics from Cornell University, and a J.D. degree from Florida State University.

         Richard E. Wiles. (Class III) Mr. Wiles served as President and Chief Executive Officer of Global from October 12, 2001 until March 30, 2002. Mr. Wiles was elected Chairman of GEER in June 2001. Mr. Wiles served GEER in these capacities and as a Director from its inception in February 1998. Prior to his association with GEER, Mr. Wiles served from May 1975 to June 1995 as President of Richard E. Wiles Corp., a company specializing in land development. From June 1995 to January 1998, Mr. Wiles served as President of Sun South Corp. Mr. Wiles earned a BA degree in Business Administration from Coe College, Cedar Rapids, Iowa.

         Peter E. Toomey. (Class II) Mr. Toomey was elected as Vice President, Chief Financial Officer and Director on March 30, 2002. Prior to his association with Global, Mr. Toomey was employed by Florida Progress Corporation for over sixteen years. Mr. Toomey served in a variety of financial positions at both Florida Progress and its subsidiaries. Mr. Toomey served as Vice President of Corporate Development at Florida Progress Corporation from April 1997 through November 2000, at which time that company was acquired by Carolina Power & Light Company. Mr. Toomey earned a BS degree in Economics from Florida State University and an MBA from the University of South Florida.

         Peter S. Fox-Penner. (Class I) Dr. Fox-Penner was elected as a Director in June 2002 to fill the vacancy created by the expansion of the company's board from three to four directors. Sine 1996, Dr. Fox-Penner has been a Principal and Director of The Brattle Group, a Washington, D.C. based economic consulting firm. Dr. Fox-Penner was elected Chairman of the Brattle Group in 2002 and continues to serve in that capacity. Prior to joining the Brattle Group, Dr. Fox-Penner served as the Principal Deputy Assistant Secretary for Energy Efficiency and Renewable Energy of the Department of Energy, where he held COO responsibilities for the unit of the DOE with a budget of approximately $1 billion. Dr. Fox-Penner received his B.S. in Electrical Engineering and his M.S. in Mechanical Engineering from the University of Illinois and his Ph.D. in Economics from the Graduate School of Business, University of Chicago.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

The Board of Directors held ___ formal meetings during 2001. In 2001, each incumbent Director attended all Board meetings held during such director's term of office. Other actions during the year were accomplished through unanimous written consents without a meeting.

The Board of Directors has no standing committees. The Board of Directors functions as a Nominating Committee, and the Board will consider written recommendations from stockholders for positions on the Board of Directors in accordance with the procedures set forth in the Amended and Restated Certificate of Incorporation of the Company. See "Stockholder Proposals for Presentation at the 2002 Annual Meeting" for further information.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY, WHICH IS PROPOSAL NO. 3 ON YOUR PROXY CARD.


                   PROPOSAL 4: RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

At the meeting, a vote will be taken on a proposal to ratify the appointment of Baumann, Raymondo & Co, Inc. as our independent certified public accountants for the year ended December 31, 2002. Baumann, Raymondo & Co, Inc., has audited our financial statements since 2001. Representatives of Baumann & Raymondo & Co, Inc. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by stockholders.

Audit Fees

For the year ended December 31, 2001, Baumann, Raymondo & Co, Inc. billed $25,000 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year 2001 and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of fiscal 2001.

Financial Information Systems Design and Implementation Fees

For the year ended December 31, 2001, Baumann, Raymondo & Co, Inc. did not render any professional services to the Company for financial information systems design and implementation and did not bill the Company any fees for any such services.



All Other Fees

For the year ended December 31, 2001, Baumann, Raymondo & Co, Inc. billed $8,222 for professional services rendered for all other services, including principally professional tax services.

The Board of Directors has considered whether the provision of services, other than services described above under "Audit Fees," is compatible with maintaining the independence of Baumann, Raymondo & Co, from the Company, and the Board of Directors believes that it is.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BAUMANN, RAYMONDO & CO, INC. AS GLOBAL'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, WHICH IS PROPOSAL NO. 4 ON YOUR PROXY CARD.



                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

NON-DIRECTOR EXECUTIVE OFFICERS

The following sets forth certain information regarding our non-director executive officers as of _______________, 2002.

Name                       Age       Position
----                       ---       --------
Todd Van Hyfte             36        Executive Vice President- Marketing
                                     and New Product Development

Thomas H. Hebert           61        Vice President - Research and Development

Guy Frankenfield                     Vice President - Sales

Keith Glaze                          Vice President - Operations

Todd Van Hyfte. Mr. Van Hyfte was elected and appointed as Executive Vice President and Director of Global on October 12, 2001. He resigned from the Board on March 30, 2002. From June 1998 to September 2001, Mr. Van Hyfte served as Manager of Product Strategies of Lennox International, a subsidiary of Lennox Industries. From April 1997 to June 1998, he served as Product Manager of Alco Controls Division of Emerson Electric Company. From May 1992 to April 1997, Mr. Van Hyfte served as Senior Marketing Engineer (International Group) for The Trane Company, a subsidiary of American Standard. Mr. Van Hyfte earned a BS degree in Electrical Engineering Technology from Southern Illinois University, and an MBA from University of Dallas.

Thomas H. Hebert. Mr. Hebert has served as Vice President Research and Development of Global since October 12, 2001 and served its predecessor GEER in this capacity since February 1998. With over 32 years in the construction, HVACR and refrigeration industries, Mr. Hebert has invented and been the principal design engineer for numerous technologies, including several patented products. From June 1995 to September 1997, he served as Vice President of Engineering with Energy Technologies, Inc. Mr. Hebert has focused on product development, applications and manufacturing/production development, and has spent over twenty years in the development and research of his proprietary inventions. Mr. Hebert earned a BS in Physics and an M.SCI in Physical Chemistry from the University of South Florida, and is a Masters Candidate in Engineering.

Guy Frankenfield. Mr. Frankenfield ______________.


Keith Glaze. Mr. Glaze ______________.


                             EXECUTIVE COMPENSATION
SUMMARY

The following table sets forth information concerning the compensation paid or accrued by Global during the three fiscal years ended December 31, 2001 to its chief executive officer. No other executive officer received annual compensation in excess of $100,000 in any such fiscal year.

                                                               SUMMARY COMPENSATION TABLE

                                         ANNUAL  COMPENSATION                               LONG-TERM COMPENSATION
                              ------------------------------------------    --------------------------------------------------
                                                                                          RESTRICTED
NAME AND PRINCIPAL            FISCAL                        OTHER ANNUAL                    STOCK       LTIP       ALL OTHER
POSITION                       YEAR     SALARY     BONUS    COMPENSATION    OPTIONS/SARS    AWARDS     PAYOUTS   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
Richard E. Wiles,              2001    $86,400      $0       $101,500(1)          $0          $0          $0          $0
Former President and CEO       2000    $31,600      $0       $      0             $0          $0          $0          $0
                               1999    $24,600      $0       $      0             $0          $0          $0          $0
------------------------------------------------------------------------------------------------------------------------------

(1) Reflects a grant of 250,000 shares on November 26, 2001. Such shares fully vested three months after the date of grant, on February 26, 2002. As of December 31, 2001, Mr. Wiles held all such shares of restricted stock. The valuation of the stock shown is based upon the market value of stock trading on the date of the grant, adjusted downward for, among other things, the inability to sell such a block of stock in light of the thin trading activity in Global's stock. If valued solely on the basis of the closing market price of the Company's Common Stock on the date of grant, such shares would be valued at $1,125,000. Restricted shares are entitled to receive dividends, if any, declared with respect to the Common Stock.

COMPENSATION OF DIRECTORS

The Company recently adopted a policy to pay its non-employee directors an annual retainer of $10,000, currently payable in cash. The Company also pays non-employee directors a meeting fee of $1,000 per meeting, payable in cash, and reimburses its directors for any expenses associated with attending the meetings. At this time, the Company has not determined to pay any additional amounts for committee participation or special assignments. The Company's policy provides that employee directors receive no compensation for their services on the Board of Directors.

EXECUTIVE EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

On March 30, 2002, the Company entered into employment agreements with Mr. Richardson and Mr. Toomey. Under these agreements, each individual is employed for a period of three years, with automatic annual renewals. Key provisions of the agreements include:

         - Mr. Richardson's base salary will be $125,000, $150,000 and $175,000 for the first, second and third years, respectively;

         - Mr. Toomey's base salary will be $100,000, $125,000 and $150,000 for the first, second and third years, respectively;

         - The agreements may be terminated by the Company, either with good cause (as defined in the agreements) or without good cause (as defined in the agreements). Terminations without good cause would require payment of accrued compensation and benefits plus a lump-sum severance payment amounting to compensation that otherwise would be earned through the end of the then current term;

         - Generally, a change in the positions, roles or responsibilities of Mr. Richardson or Mr. Toomey in a manner adverse to the employee would be deemed a termination without cause under the employment agreements;

         - Termination of employment within three years of a change in control of the Company would require payment of accrued compensation and benefits plus a lump-sum severance payment amounting to three years' base salary plus bonus compensation;

         - Both employees are subject to certain non-competition and non-solicitation provisions.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Global Energy Group, Inc. 2001 Equity Incentive Plan covers up to 3,000,000 shares of our Common Stock which are issuable upon the exercise of stock options or as outright stock awards. The purpose of the Plan is to enable us to encourage eligible participants to contribute to our success by granting such individuals stock options or stock rewards. Options granted under the Plan may qualify as "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1986. The Board presently administers the Plan. Subject to the express provisions of the Plan, the Board has the complete discretion and power to determine from among eligible persons those to whom options or stock awards may be granted, the option price, the number of shares of Common Stock to be granted and the recipients. Securities may be granted under the Plan from time to time until September 1, 2011, or such earlier date as may be determined by the Board. On November 1, 2001, we issued 55,000 shares under the Plan to a consultant of the Company as consideration for services rendered. On November 26, 2001 Global issued 550,000 shares under the Plan, including 250,000 shares to Richard E. Wiles, a Director and 50,000 shares to Mr. Thomas Hebert, Global's Vice President - Research and Development, as compensation for their services as employees of the Company. The shares granted to Mr. Wiles and Mr. Hebert, when granted, were subject to a risk of forfeiture that subsequently lapsed. No determinations have been made regarding the persons to whom securities will be granted in the future. The following table sets forth certain information regarding the Plan.


                                                  NUMBER OF
                                                  SECURITIES TO BE
                                                  ISSUED UPON           WEIGHTED AVERAGE
                                                  EXERCISE OF           EXERCISE PRICE OF        NUMBER OF
                                                  OUTSTANDING           OUTSTANDING              SECURITIES
                                                  OPTIONS, WARRANTS     OPTIONS, WARRANTS        REMAINING AVAILABLE
PLAN CATEGORY                                     AND RIGHTS            AND RIGHTS               FOR FUTURE ISSUANCE
---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS APPROVED BY                - 0 -                    - 0 -                   2,395,000
SECURITY HOLDERS
---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS NOT APPROVED BY
SECURITY HOLDERS                                     - 0 -                    - 0 -                     - 0 -
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                - 0 -                    - 0 -                   2,395,000
---------------------------------------------------------------------------------------------------------------------

OPTION/SAR GRANTS; LTIP AWARDS

As of the end of its most recent fiscal year, the Company had not at any time granted any stock options or SARs, nor had the Company adopted or made any awards under any long term incentive plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

There were no option exercises in last fiscal year and no options outstanding at December 31, 2001, our most recent fiscal year-end.

RELATED PARTY TRANSACTIONS

During 2000 Mr. Eugene Cornett (a shareholder and at that time also an executive officer of the Company) lent the Company $55,000 and Mr. Wiles lent the Company $35,000. These loans were evidenced by promissory notes bearing interest at 7.5% per annum and were due on demand. On December 27, 2001, Global issued 18,334 shares of Common Stock to Mr. Cornett and 16,667 shares to Mr. Wiles in exchange for the cancellation of these promissory notes, including $10,165 in accrued interest.

At December 31, 2000, Global was obligated in the amount of $103,050 evidenced by a promissory note to a trust controlled by its largest stockholder, Dr. Neal Stubbs. The note accrued interest at 12% per annum with a past-due rate of 18% per annum and was to mature on August 5, 2000. Certain officers of Global personally guaranteed the note. On December 27, 2001, Global issued 41,334 shares of Common Stock in exchange for the cancellation of this promissory note, including $47,929 in accrued interest.

During 2001 Richard Wiles (Officer, Director, and shareholder of Global) lent the Company $30,000. The loan was not evidenced by a promissory note but accrued interest at 7.5% per annum and was due on demand. The loan, including accrued interest of $192, was repaid during the same year with $30,192 in cash.

On March 30, 2002 the Company and one of its principal stockholders, Mr. Robert Smith, entered into an Investment Agreement. This agreement called for Mr. Smith to lend up to $761,000 to Global on preset dates through July of 2002, provided that Global filed a registration statement on Form SB-2 and was diligently pursuing making and keeping it effective, to register for sale under the Securities Act of 1933 shares owned by persons related to Mr. Smith. Pursuant to that Investment Agreement, the Company borrowed $590,000 from Mr. Smith and issued to Mr. Smith, as additional consideration for lending such amounts to the Company, warrants to purchase up to 393,333 shares of our Common Stock at an exercise price of $1.50 per share, exercisable for three years from the date of the loan. The Company issued its promissory notes with respect to the borrowed amounts, each bearing interest at 8% per annum and due six months after the date of the note or, if earlier, upon the Company's obtaining permanent equity financing.

On March 30, 2002 the, approximately simultaneously with the appointment of a majority of the Company's board of directors and also the Company's new CEO and CFO, the Company entered into consulting agreements with Messrs. Wiles and Cornett calling for monthly payments of $5,000 each for a period of one year. They are to provide services to assist in the management transition and generally perform whatever duties the Company requires. The Company has paid $5,000 to each of Messrs. Wiles and Cornett pursuant to such Agreements.

During June, July and August, 2002, Mr. Richardson lent the Company $85,000 and Mr. Toomey lent the Company $85,000. The Company issued its promissory notes with respect to the borrowed amounts, each bearing interest at 4-3/4% per annum and due on demand.

During September 2002, as an inducement to Quest Capital Alliance, L.L.C., a third party not affiliated with the Company or any director or officer of the Company, the Company requested and received the commitment of Mr. Toomey and Mr. Richardson to provide additional financing. As an inducement to Mr. Toomey and Mr. Richardson to make such commitment, the Company issued warrants to Mr. Richardson to purchase 56,667 shares of Common Stock, and to Mr. Toomey to purchase 56,667 shares of Common Stock, at an exercise price of $1.50 per share, exercisable for three years from the dates of the loans. The terms of the Company's promissory notes payable to Messrs. Richardson and Toomey also were amended to provide that (1) the notes would be due six months after the date of the note or, if earlier, upon the Company's obtaining permanent equity financing, and not on demand, and (2) the notes would bear interest at 8% per annum. In connection with such transactions, Mr. Richardson lent the Company an additional $45,000 in September 2002 under a promissory note bearing interest at 8% per annum and due six months after the date of the note or, if earlier, upon the Company's obtaining permanent equity financing. As additional consideration for lending such amount to the Company, the Company issued to Mr. Richardson a warrant to purchase up to 30,000 shares of our Common Stock at an exercise price of $1.50 per share, exercisable for three years from the date of the loan.

On October 2, 2002, the Company, Quest, Mr. Smith, and Messrs. Richardson and Toomey entered into an Investment Agreement that superseded and replaced the prior financing arrangements. Pursuant to that agreement, Quest agreed to lend the Company $200,000, Mr. Richardson agreed to lend the Company $74,004, Mr. Toomey agreed to lend the Company $56,003, and Mr. Smith agreed to lend the Company $270,000. The agreement provides that, with respect to each loan, the Company will issue its promissory note bearing interest at 8% per annum and due April 1, 2003 or, if earlier, the date the Company has raised at least $2,700,000 in cash proceeds from equity financing. With respect to each loan, the Company is required to issue the lender a warrant to purchase a specified number of shares at an exercise price of $1.00 per share, exercisable for three years from the date of the loan. Pursuant to this agreement, Quest has lent the Company $200,000 and has received warrants to purchase 1,600,000 shares, Mr. Richardson has lent the Company $40,572 and has received warrants to purchase 324,572 shares, and Mr. Toomey has lent the Company $29,429 and has received warrants to purchase 235,429 shares, in each case on the terms called for by the agreement. We expect to borrow the remaining amounts committed to be lent under the agreement by the end of the year.

Global currently holds the exclusive rights to eight U.S. patents and eight patent-pending applications pursuant to a series of agreements with the inventors of the underlying technologies. Under the terms of these agreements, the Company has the exclusive right to pursue commercial development of the patented technologies. For all but one of the patents, these agreements are with Mr. Thomas Hebert, an officer of the Company and the beneficial owner of 1,612,450 shares (or about 13%) of the Company's Common Stock. Mr. Hebert is entitled to royalty payments from any sales of the products produced by the Company with the patented technologies. These payments will begin in 2004 and will be tied to the dollar amount of sales by the Company of products incorporating the patented technologies. The agreements also establish minimum royalty amounts, regardless of the level of sales, if any, required to be paid to Mr. Hebert beginning in 2004. Minimum royalties under the Company's patent agreements with Mr. Hebert, as in effect on the record date for the Annual Meeting, would amount to $110,000 in

2004, increasing each year until reaching $600,000 in 2009 and following years. No royalty payments are required after the underlying patents expire. In addition to making royalty payments, the Company must use reasonable efforts to generate income on each patent. Failure to comply with a patent assignment or license agreement could result in the loss of the Company's right to manufacture and sell products incorporating the patented technology. Most of these patents are essential to the Company's business plan, and loss of the rights to exploit these patents would seriously jeopardize the Company's existence.

CONTROL PERSONS

On March 30, 2002, Richard E. Wiles, Thomas H. Hebert, Eugene Cornett and Dr. Neal S. Stubbs executed an Irrevocable Proxy and Voting Agreement with Mr. Richardson, Mr. Toomey and Global to support a vote for various matters. Such persons may be deemed to control the Company by virtue of such Agreement. Each party to the Proxy and Voting Agreement disclaims any beneficial ownership of any shares owned by any other party to the agreement, and the table above does not reflect, for any such party, beneficial ownership of the shares of any other such party. If each party to the agreement were deemed to beneficially own the shares owned by each other party, then each such party would thereby be deemed to own approximately 66% of the Company's outstanding Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mr. Richard Wiles and Mr. Eugene Cornett each did not timely file two Forms 4 required to be filed by them in connection with two transactions each, and Mr. Thomas Hebert and Dr. Neal Stubbs each did not timely file one Form 4 required to be filed by them in connection with one transaction each, completed during the Company's fiscal year ended December 31, 2001.


                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of our Common Stock, as of the record date for determining those entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting, by:

         - each person, or group of affiliated persons, who is known by us to

         -        beneficially own more than 5% of our Common Stock;

         -        each of our directors;

         -        each of our named executive officers; and

         -        all of our directors and executive officers as a group.

     The column entitled "Percentage of Ownership" is based on there being 13,183,639 shares of Common Stock outstanding as of the record date for the Annual Meeting. All shares of Common Stock subject to any option or warrant currently exercisable (or exercisable within 60 days of the record date) are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such option or warrant, but are not deemed to be outstanding for computing the percentage of ownership of any other person. Unless otherwise indicated below, each shareholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. Unless otherwise indicated in the table, a mailing address of each individual listed in the table is c/o Global Energy Group, Inc., 2346 Success Drive, Odessa, Florida 33556.

                                                     NUMBER OF SHARES OF
         NAME AND ADDRESS                               COMMON STOCK                  PERCENTAGE OF
         OF BENEFICIAL OWNER                         BENEFICIALLY OWNED                 OWNERSHIP
         ---------------------                      ----------------------            ------------
         Joseph H. Richardson (1)                        271,773(2)                     1.02%

         Peter E. Toomey (1)                             149,220(2)                    *

         Todd Van Hyfte                                       -0-                      *

         Thomas H. Hebert (1)                          1,456,205                       11.05%
         Guy Frankenfield                                     -0-                      *
         Keith Glaze                                      45,071                       *

         Richard E. Wiles (1)                          1,784,798                       13.54%

         Peter S. Fox-Penner                                  -0-                      *

         Eugene Cornett (1)                            1,786,467                       13.55%
         27110 Coral Springs Drive
         Wesley Chapel, FL  33543

         Dr. Neal S. Stubbs (1)                        3,381,373                       25.65%
         928 Oakfield Drive
         Brandon, FL  33551

         Robert J. Smith                               1,085,333(3)                     5.25%
         3865 Turtle Hatch Road
         Springfield, MO 65809

         All officers and directors                    3,568,662                       27.11%
         as a group (8 persons)

         *less than 1%

(1) On March 30, 2002, Richard E. Wiles, Thomas H. Hebert, Eugene Cornett and Dr. Neal S. Stubbs executed an Irrevocable Proxy and Voting Agreement with Mr. Richardson, Mr. Toomey and Global to support a vote for the following items at the next annual meeting of the shareholders of the Company: (i) for an amendment of the Company's Certificate of Incorporation and its Bylaws to establish and maintain a staggered Board of Directors, (ii) for the election of Mr. Richardson and Mr. Wiles to the class of Directors whose terms will expire in 2005, and Mr. Toomey to the class whose term will expire in 2004, and (iii) against any action or agreement that would remove either Mr. Richardson or Mr. Toomey as a Director, or would result in a termination of their Employment Agreements. The Proxy and Voting Agreement terminates upon the holding of Global's annual meeting of shareholders in 2002, at which these matters are to be voted upon. Each party to the Proxy and Voting Agreement disclaims any beneficial ownership of any shares owned by any other party to the agreement, and the table above does not reflect, for any such party, beneficial ownership of the shares of any other such party. If each party to the agreement were deemed to beneficially own the shares owned by each other party, then each such party would thereby be deemed to own approximately 66% of the Company's outstanding Common Stock. If the parties to the agreement vote their shares as required by the Agreement, then the proposals regarding amendment of our certificate of incorporation and regarding election of directors, being considered at the Annual Meeting, will be approved by our shareholders.

(2) Reflects shares covered by stock options and warrants. Such shares, though not yet issued, are deemed to be beneficially owned because the stock options and warrants are currently exercisable.

(3) Includes 393,333 shares covered by stock purchase warrants. Such shares, though not yet issued, are deemed to be beneficially owned because the warrants are currently exercisable.


                                 OTHER BUSINESS

It is not expected that any other matters are likely to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.


                    STOCKHOLDER PROPOSALS FOR PRESENTATION AT
                             THE 2003 ANNUAL MEETING

Stockholder proposals intended for consideration in next year's Proxy Statement and form of proxy for presentation at the 2003 Annual Meeting of Stockholders must be submitted in writing and received by us on or before ____________, 2002. Address proposals to Global Energy Group, Inc., Attention: Secretary, 2346 Success Dr., Odessa, Florida 33556.



                                     By Order of the Board of Directors,




                                     PETER E. TOOMEY, Chief Financial
                                     Officer


Dated:              , 2002
      --------------

                                    EXHIBIT A
                      PROPOSED AMENDMENTS TO CERTIFICATE OF
                            INCORPORATION AND BYLAWS


Article 6 of the Certificate of Incorporation of Global shall be amended as follows: the existing paragraphs A, B and C of this Article are deleted in their entirety, and replaced by the following:

"A. The management of the business and the conduct of the affairs of the corporation shall be vested in a board of directors.

B. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Shares as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2005. At each annual meeting of stockholders following the initial classification and election, the respective successors of each class shall be elected for three-year terms.

C. The directors of the corporation need not be elected by written ballot unless the bylaws of the corporation so provide. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

D. The number of directors of the corporation shall be fixed and may be changed from time to time by resolution of the board of directors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

E. Any vacancies on the board of directors resulting from death, resignation, disqualification, removal, increase in the number of directors constituting the board of directors, or other causes, unless the board of directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, and except as otherwise provided by law, shall be filled only by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the board of directors, and not by the stockholders. If any applicable provision of the General Corporation Law of the State of Delaware expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such meeting only by the affirmative vote of at least 80 percent of the voting power of all shares of the corporation entitled to vote generally in the election of directors voting as a single class.

F. Any additional director of any class elected to fill a newly created directorship shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors constituting the board of directors remove or shorten the term of any incumbent director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

G. Directors may be removed only for cause, and only by the affirmative vote of at least 50 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class.

H. Notwithstanding the foregoing, whenever the holders of any one or more class or series of capital stock issued by the corporation shall have the right, voting separately as a class or series or with one or more such other classes or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this certificate of incorporation (including any certificate of designations relating to any class or series of capital stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article 6 unless expressly provided by such terms."


Following this new paragraph H. above, the previously labeled paragraphs D., E., and F. shall be carried over and relabeled as paragraphs I., J. and K.

                                    EXHIBIT B

                            GLOBAL ENERGY GROUP, INC.
                           2001 EQUITY INCENTIVE PLAN
                             (AS ORIGINALLY ADOPTED)

                                ARTICLE I - PLAN

1.1 PURPOSE. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2 RULE 16B-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective September 1, 2001 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                            ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2 "AWARD" means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

2.3 "BOARD OF DIRECTORS" means the board of directors of the Company.

2.4 "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

(a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

(b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

(c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

(d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

(e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

(f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

2.5 "CODE" means the Internal Revenue Code of 1986, as amended.

2.6 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors or by the Board of Directors in its entirety.

2.7 "COMPANY" means 1stopsale.com Holdings, Inc.

2.8 "CONSULTANT" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.9 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

2.10 "ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.11 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Award is granted.

2.12 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq National Market System; or (c) if the Stock is not listed on the Nasdaq National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

2.13 "INCENTIVE OPTION" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

2.14 "NONQUALIFIED OPTION" means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.15 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.16 "OPTION AGREEMENT" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

2.17 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.18 "PLAN" means the 1stopsale.comHoldings, Inc. 2001 Equity Incentive Plan, as set out in this document and as it may be amended from time to time.

2.19 "PLAN YEAR" means the Company's fiscal year.

2.20 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

2.21 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.22 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.23 "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

2.24 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.25 "STOCK" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.26 "STOCK APPRECIATION RIGHT" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.27 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                            ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

4.2 SHARES SUBJECT TO PLAN. The total number of shares of Stock set aside for Awards may be granted under the Plan shall be 3,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or stock appreciation rights which may be issued to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to restricted stock awards which may be granted to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to performance stock awards which may be granted to any eligible person during each plan year shall be determined by the Committee. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

(a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

(b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

(i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

(ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

(iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

(c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant, unless otherwise stated in the Option Agreement. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

(b) Stock at its Fair Market Value on the date of exercise, (if approved in advance by the Committee),

(c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

(d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

(e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                      ARTICLE VI - RESTRICTED STOCK AWARDS

6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

(c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d) unless stated otherwise in the Restricted Stock Agreement,

(i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

(ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100%vested in the shares subject to the Restricted Stock Agreement.

6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

"The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the 1stopsale.com Holdings, Inc. 2001 Equity Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted

Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

                     ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

                          ARTICLE VIII - ADMINISTRATION

The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

(b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

(c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

(d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

(e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

(f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

(g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                  ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would
(a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                            ARTICLE X - MISCELLANEOUS

10.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

10.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

10.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

10.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.

                                    EXHIBIT C

                             FIRST AMENDMENT TO THE
                            GLOBAL ENERGY GROUP, INC.
                           2001 EQUITY INCENTIVE PLAN


         Global Energy Group, Inc. (the "Company") previously adopted the 2001 Equity Incentive Plan (the "Plan"). The Board of Directors, pursuant to the authority granted to it in Article IX of the Plan, desires to amend the Plan as follows:

                 ARTICLE VI - RESTRICTED AND OTHER STOCK AWARDS

6.1 STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person with or without restriction. If the Committee determines to place restrictions on the Stock Award, then the Company will execute a Restricted Stock Agreement. The Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of encumbrance and may be subject to vesting over a period of time as specified in the Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement. If the shares are to be restricted the Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following: (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise); (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions; (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate; (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form: "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Global Equity Group, Inc. 2001 Equity Incentive Plan, and an agreement entered into between the registered owner and the Company., A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary of heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond the (10) years from the date of grant.

         The Company's Secretary is directed to amend and restate the Company's Plan in accordance with the above modifications.


         This Amendment is adopted, effective as of October 31, 2001.


                                             Global Energy Group, Inc.

                                                 /s/ Richard E. Wiles
                                             --------------------------
                                             Richard E. Wiles, President

                            GLOBAL ENERGY GROUP, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON               , 2002
                                                     --------------

         The undersigned, a stockholder of GLOBAL ENERGY GROUP, INC. (the "Company"), hereby appoints Joseph H. Richardson and Peter E. Toomey, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's principal offices located at 2346 Success Drive, Odessa, Florida at ____________, local time, on _________, 2002 and any adjournments or postponements thereof (the "Annual Meeting"), and to vote at the Annual Meeting all the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting, with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the Company's Proxy Statement dated _____________, 2002 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified on the reverse side.


         The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. IF THE UNDERSIGNED DOES NOT SPECIFY A CHOICE, THE SHARES WILL BE VOTED FOR EACH PROPOSAL DESCRIBED ON THE REVERSE SIDE HEREOF AND, IN THE DISCRETION OF THE PROXIES, FOR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


                  (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-

The Board of Directors recommends voting FOR the following nominees and proposals:


1. APPROVAL OF THE SECOND AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

            [   ] FOR           [   ] AGAINST         [   ]  ABSTAIN



2.       APPROVAL OF AMENDMENTS TO THE 2001 EQUITY INCENTIVE PLAN

            [   ] FOR           [   ] AGAINST         [   ]  ABSTAIN


3.       ELECTION OF DIRECTORS

                    Joseph H. Richardson. (Class III)
                    Richard E. Wiles. (Class III)
                    Peter E. Toomey. (Class II)
                    Peter S. Fox-Penner. (Class I)

          [   ]  FOR the nominees                        [   ] WITHHOLD
         listed above (except as                               AUTHORITY
         marked to the contrary)                         to vote for all the
                                                         nominees listed above



4.       RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

            [   ] FOR           [   ] AGAINST         [   ]  ABSTAIN


(INSTRUCTION: To withhold authority to vote for any individual nominee(s), print the name of such nominee(s) below.)

---------------------------------------------





                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature if held jointly


                                        The stockholder signing above
                                        acknowledges receipt of (1) the Annual
                                        Report on Form 10-KSB for the year ended
                                        December 31, 2001, which constitutes the Company's 2001 Annual Report to Stockholders, and (2) the Company's Notice of Annual Meeting and Proxy Statement dated ___________, 2002 relating to the Annual Meeting. The
                                        stockholder signing above does hereby
                                        revoke any proxy previously given with
                                        respect to the shares represented by
                                        this Proxy.

                                                     Date                , 2002
                                                          ---------------

                                        NOTE: Your signature should appear as
                                        your name appears hereon. As to shares
                                        held in joint names, each joint owner
                                        should sign. If the signer is a
                                        corporation, please sign full corporate
                                        name by a duly authorized officer. If a
                                        partnership, please sign in partnership
                                        name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.


                                        Please mark, sign and date this proxy
                                        card and promptly return it using the
                                        enclosed envelope.



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